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                                                                   Exhibit 10.52


                        MULTI-AGREEMENT AMENDMENT NO. 6


      This Multi-Agreement Amendment, dated as of June 1, 1998, is entered into by and among HARVEY COMICS, INC., a New York corporation ("BORROWER") and CITY NATIONAL BANK, N.A. ("BANK"). For good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1.    Recital of Certain Facts:

                  (a) Borrower and Bank are parties to that certain Revolving Loan and Security Agreement, dated as of October 27, 1993 (the "ORIGINAL LOAN AGREEMENT"), and as amended by that certain Multi-Agreement Amendment, dated August 30, 1994 (the "FIRST AMENDMENT"), that certain Multi-Agreement Amendment No. 2, dated as of November 1, 1994 (the "SECOND AMENDMENT"), that certain Multi-Agreement Amendment No. 3, dated as of September 1, 1995 (the "THIRD AMENDMENT"), that certain Multi-Agreement Amendment No. 4, dated as of June 1, 1996 (the "FOURTH AMENDMENT") and that certain Multi-Agreement Amendment No. 5 dated as of June 1, 1997 (the "FIFTH AMENDMENT"). The Original Loan Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment are hereinafter collectively referred to as the "LOAN AGREEMENT." Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Loan Agreement.

                  (b) Borrower has notified Bank that Jeffrey Montgomery and Greg Yulish are no longer employees of the Borrower.

                  (c) Borrower has requested that the Commitment Termination Date be extended.

                  (d) Bank has agreed to (i) amend the Loan Agreement and (ii) extend the Commitment Termination Date to September 1, 1998 as herein provided, subject to the terms of this Agreement.

      2.    Amendment to Loan Agreement and Revolving Note.

            2.1 Extension of Commitment Termination Date. Bank and Borrower agree that the Commitment Termination Date shall be extended to September 1, 1998. The Revolving Note shall also be deemed amended so that the payment due date contained in the fourth paragraph thereof shall be changed to September 1, 1998. Except as specifically amended hereby, all other provisions of the Loan Agreement and the Collateral Documents shall remain in full force and effect.

            2.2 Amendment to Calculation of Borrowing Base. The Library Value, as such term is defined in the Fifth Amendment, shall be excluded from the calculation of the Borrowing Base.


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            2.3   Amendment to Covenants. Section 6.2(L) of the Loan Agreement
is hereby restated in its entirety as follows:

                  (L) Employ as Chief Executive Officer or President any individual other than Anthony J. Scotti and employ as Chief Financial Officer any individual other than Michael S. Hope; provided, however, should Scotti cease to be Chief Executive Officer or President, and Hope cease to be Chief Financial Officer, Borrower shall have the right to designate a replacement who shall be acceptable to Lender in Lender's sole and absolute discretion.

            2.4 Inclusion of Additional Covenants. Borrower agrees that it will maintain at all times cash or marketable securities with a value of no less than Two Million Five Hundred Thousand Dollars ($2,500,000).

            2.5 Initial Advance. Prior to any initial Advance hereunder, Borrower shall be required to furnish to Lender a Borrowing Base Statement which shall be current as of the date of such Advance. Subsequent Borrowing Base Statements shall be furnished pursuant to requirements set forth in
Section 2.3.2 of the Fifth Amendment.

            2.6 Amendment to Existing Covenant. Section 6.5 of the Loan Agreement is hereby restated in its entirety as follows:

                  "6.5 Net Worth. Borrower shall not permit its Net Worth to fall below $20,000,000 for any quarter or at any fiscal year end.

      3. Consents. Each of the parties hereto consents to the foregoing amendments to the extent the consent of any such party is required under the Loan Agreement's current notice provisions.

      4. Representations and Warranties of Borrower. In order to induce Bank to enter into this Agreement, Borrower represents and warrants to Bank that:

                  (a) Borrower has the power and authority and has taken all action necessary to execute, deliver and perform this Agreement and all other agreements and instruments executed or delivered to be executed or delivered in connection herewith and therewith and this Agreement and such other agreements and instruments constitute the valid, binding and enforceable obligations of Borrower.

                  (b) The representations and warranties contained in the Loan Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof and no Event of Default (as said term is defined in the Loan Agreement) or event which with the passage of time or the giving or notice or both would constitute an Event of Default has occurred and is continuing as of the date hereof.


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                  (c)   Since the date of the most recent financial statements,
if any, furnished by Borrower to Bank, there has been no material adverse change in the business or assets or in the financial condition of Borrower.

      5. Representations and Warranties of Guarantor. The Guaranty of Borrower remains in full force and effect and Guarantor provides that as of the date of this Agreement, it has not offsets, claims or defenses against any of its obligations under the Guaranty.

      6. Acknowledgement of Borrower. Borrower acknowledges and agrees that as of the date of this Agreement, it has no offsets, claims or defenses whatsoever against any of its obligations under the Revolving Note, or its obligations under the Loan Agreement, the Collateral Documents, or any other agreements, documents or instruments securing or pertaining to the Revolving Note or the Loan Agreement.

      7. Fee. As an additional consideration for the extension contemplated under this Agreement, Borrower shall concurrently pay to (i) Bank, the sum of $9,375 as additional loan fees, and to (ii) KELLY LYTTON MINTZ & VANN LLP, the Bank's counsel, such sums as may be owing in respect of the preparation of this amendment and the filing fees related thereto.

      8. Full Force and Effect. Each of the Collateral Documents, and all other documents, agreements and instruments relating to thereto remain in full force and effect.

      9. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, construed and enforced in accordance with the laws of the State of California applicable to agreements executed and to be wholly performed therein.

     10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which when taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.


                                          HARVEY COMICS, INC.



                                          By:               [sig]
                                             -----------------------------------

                                          Its:               CFO
                                              ----------------------------------




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                                          THE HARVEY ENTERTAINMENT COMPANY



                                          By:               [sig]
                                             -----------------------------------

                                          Its:               CFO
                                              ----------------------------------




                                          CITY NATIONAL BANK, N.A.



                                          By:               [sig]
                                             -----------------------------------

                                          Its:          Vice President
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